RNC MUTUAL FUND GROUP, INC.

                       Supplement dated September 17, 2001
                    To the Prospectus dated January 26, 2001


The RNC Money Market Fund normally accepts purchase and redemption orders and calculates its NAV only on days that the New York Stock Exchange (NYSE) is open. In light of the unexpected closure of the NYSE that commenced on September 11, 2001, however, the RNC Money Market Fund will accept purchase and redemption orders and calculate its NAV on September 13 through the reopening of the NYSE. The Fund also reserves the right, at its discretion, to calculate its NAV and process purchase and redemption order on any other day in which there is sufficient liquidity in the securities held by the Fund. Purchase and redemption deadlines and pricing times will otherwise remain as stated in the Fund's prospectus.